                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2341

                    MONTGOMERY STREET INCOME SECURITIES, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       101 California Street, Suite 4500
                            San Francisco, CA 94111
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Montgomery Street
Income Securities

Annual Report to Stockholders

December 31, 2004

Portfolio Management Review

In the following interview, Portfolio Manager Gary Bartlett discusses the market environment and strategy in managing Montgomery Street Income Securities during the annual period ended December 31, 2004.

The investments of Montgomery Street Income Securities, Inc. (the "fund") provided a total return based on net asset value (NAV) of 6.86% for the 12-month period ended December 31, 2004.1 The total return based on the fund's NYSE market price was 5.82% for the same period. Past results are not necessarily indicative of future performance of the fund. Investment return and principal value will fluctuate.

1 NAV returns reflect changes in net asset value per share during each period and assume that dividends and capital gain distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the fund based on market price.

The NAV total return of the fund exceeded the return of the unmanaged Lehman Brothers Aggregate Bond Index, which posted a total return of 4.34% for the 12-month period.2

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends, and unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

The fund paid quarterly dividends totaling $1.23 for the year. The fund's market price stood at $18.36 as of December 31, 2004, compared with $18.55 at the close of 2003. The market price discount of the shares, as a percentage of NAV, was 6.9% on December 31, 2004. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Q:  How did the bond market perform during 2004?

A:  The pundits finally got it right...almost. Interest rates rose in 2004. But, for many market participants, the surprise was that only in the short end of the yield curve did rates move higher. Even in the face of five separate 25-basis-point increases in the Federal Funds rate during the second half of the year, the benchmark ten-year Treasury note was essentially unchanged for the year, while 30-year Treasuries ended the year lower than where they began.

Fixed income returns ebbed and flowed during the year as the markets had a series of severe reactions to surprising employment reports. Yet, for the year, the Lehman Aggregate Bond Index returned 4.34%, as the Treasury sector as measured by Lehman Brothers produced a 3.54% return and all spread sectors3 as measured by Lehman Brothers outperformed their Treasury benchmarks on an equal duration basis,4 accordingly.

3 Spread sectors are non-Treasury bond sectors of the fixed-income market.

The credit sectors, despite beginning the year at relatively full valuations, once again produced the highest excess returns.5 The Lehman Brothers Credit Index,6 which started the year at +89 basis points over treasuries, managed another 14 basis points of tightening during the year and produced +159 basis points

4 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

5 The credit sector encompasses corporate bonds. Investment-grade sectors include those bonds rated BBB or above by major rating agencies.

Excess returns are returns in excess of those produced through investments in a Treasury security of equal duration.

6 The Lehman Brothers Credit Index is an unmanaged index providing a general measure of the performance in the corporate bond sectors. Index returns assume reinvestment of dividends, and unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Treasury Bond Yield Curve (as of 12/31/03 and 12/31/04)

Source: Bloomberg as of 12/31/04

Performance is historical and does not guarantee future results.

of excess returns (+86 basis points excess in Q4 alone). Lower quality issues continued their recent positive performance, as BBB's produced +219 basis points of excess returns, as compared with +144 for A-rated bonds and +68 for AA's.

Despite several spikes in rates during the year, mortgage volatility calmed significantly. This phenomenon was central to good performance in single-family mortgage-backed securities, which produced +142 basis points of excess returns.7 Concerns about another spike in prepayments diminished during the latter part of the year as ten-year treasury yields moved slightly higher after breaking below 4% early in Q4. This helped mortgages outperform treasuries by a significant margin (+84 basis points excess) in the final quarter of the year.8

7 Source: Lehman Brothers.

8 Source: Lehman Brothers.

9 The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends, and unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

High yield significantly outperformed investment-grade bonds during the year, as measured by the CSFB High Yield Index which returned 11.95%.9 This credit sensitive sector benefited to an even greater extent from the positive market backdrop described above. Demand for higher yielding assets, continued improvements in credit quality, and a measured pace of monetary policy tightening all supported the sector.

Q:  What were the biggest contributors to fund performance during the 12-month period?

A:  Our investment in high yield bonds, which represented approximately 23% of the portfolio for much of the year, made the largest contribution to performance during the period. In addition to the factors supporting the credit sectors cited above, a low rate of corporate defaults by historic standards, about 2% on a trailing 12-month basis as of year end, was evidence of improved credit quality among high yield issuers.

The credit sector represented the largest portion of the portfolio throughout the year. Individual security selection, the hallmark of our investment style, led us to significant holdings in several of the best performing portions of the investment grade credit and high yield sectors. Our investments in sovereign debt, basic industries and utilities were among our top-performing investment grade bonds. Holdings in utilities, steel, chemicals and manufacturing helped high yield performance. From a quality perspective, our significant exposure to BBB-rated bonds, which outperformed higher rated issues for the year, was a positive factor for investment grade performance. Similarly, an emphasis on middle-tier issues within the high yield portfolio (as opposed to upper-tier) produced good results.

The overweight position in mortgage pass-through securities aided performance in the relatively low volatility environment of 2004.

Sector Distribution

[] [] [] [] []	Corporate Bonds US Government Agency Sponsored Pass-Throughs US Government Backed Municipal Investments Foreign Bonds — US$ Denominated	40% 20% 9% 7% 6%	[] [] [] [] []	Asset Backed Collateralized Mortgage Obligations Commercial and Non-Agency Mortgage-Backed Securities Repurchase Agreements Government National Mortgage Association	6% 6% 3% 2% 1%

As of December 31, 2004

Sector distribution is subject to change.

Percentages are based on total market value of the investment portfolio.

Quality Distribution

[] [] [] [] [] [] [] [] []	AAA AA A BBB BB B Treasuries Agencies Not Rated	17% 2% 8% 15% 7% 11% 9% 28% 3%

As of December 31, 2004

Quality distribution is subject to change.

Percentages are based on total market value of the investment portfolio.

The quality ratings represent the lower of Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and not absolute standards of quality. The fund's credit quality does not remove market risk.

We maintained less than benchmark exposure to GNMA issues in response to what we viewed as full valuations. This decision negatively impacted results, somewhat, as GNMAs became even more expensive in response to strong foreign demand and declining supply.

Q:  How is the fund positioned?

A:  As of December 31, 2004, the portfolio continued to maintain a large allocation to high yield bonds. Despite significant recent tightening of spreads, we believe that high yield valuations remain attractive relative to high quality bonds on a risk adjusted basis. While we anticipate further spread tightening to be limited, we do expect further outperformance generated primarily from incremental yield. Thus, we are maintaining significant exposure to the sector. We also are cognizant of the potential macroeconomic risks (e.g. unwinding of the carry trade [where investors borrow short term and invest longer term in fixed-income instruments to capture higher yields], hard landing in China, disorderly dollar decline, geopolitical factors and Federal Reserve Board tightening that is not measured) that could alter the risk/return profile for risky assets. Despite the risks, we believe in maintaining an exposure to high yield bonds, and that the potential performance outweighs the risks.

As spreads have grown tighter, a portion of our investment grade credit holdings have reached their intrinsic value targets, which has led to a gradual reduction in our exposure to the sector. We, nonetheless, maintain a large position in the sector owing to a positive fundamental backdrop and a belief that yield will likely be an important factor in returns in the upcoming period.

We have utilized this year's benign volatility environment to add opportunistically to our holdings of well-structured collateralized mortgage securities (CMO's). This is designed to aid performance in various rate environments, particularly if volatility increases.

The fund continued to be managed with leverage. Outstanding mortgage dollar rolls on a gross basis were approximately 22% of net assets as of December 31, 2004. The market environment for leverage continued to be marginally favorable, despite the flattening of the yield curve during the year. Leverage is created primarily through mortgage dollar (MBS) roll transactions, whereby mortgage pass-through securities are sold for current delivery, and corresponding purchases are simultaneously made at a somewhat lower price for future settlement. The sale proceeds are then invested in additional securities for the portfolio. While the process continued to be a reasonably efficient way to create leverage, the advantage of MBS rolls has diminished during the second half of the year as the treasury curve flattened and market volatility declined. Thus, the increase in the effective financing rate had a less positive effect on the fund's total return.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Past performance is no guarantee of future results.

This report is sent to stockholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Other Information

Dividends Paid

The fund paid dividends of $0.31 per share on April 30, 2004, $0.31 per share on July 30, 2004, $0.31 per share on October 29, 2004, and $0.30 per share on December 31, 2004. The decrease in dividends paid on December 31, 2004 primarily resulted from reduced investment income due to the continued low interest rate environment and narrow credit spreads.

Limited Share Repurchases

The fund is authorized to repurchase a limited number of shares of the fund's common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the fund's Dividend Reinvestment and Cash Purchase Plan with respect to income earned for the second preceding calendar quarter. There were 4,000 shares repurchased during the fourth quarter of 2004 and 44,000 shares repurchased during the year ended December 31, 2004. Up to 13,000 shares may be repurchased during the first quarter of 2005.

Dividend Reinvestment and Cash Purchase Option

The fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") for the automatic reinvestment of your dividends and capital gain distributions in the shares of the fund. Stockholders who participate in the Plan can also purchase additional shares of the fund through the Plan's voluntary cash investment feature. We recommend that you consider enrolling in the Plan to build your investment. The Plan's features, including the voluntary cash investment feature, are described beginning on page 40 of this report.

Investment Portfolio

Following the fund's first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange ("NYSE") that, as of August 3, 2004, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS, and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by Rule 30a-2 under the Investment Company Act, as amended (the "1940 Act").

Proxy Voting

Information about how the fund voted any proxies related to its portfolio securities during the 12-month period ended June 30 is available on the fund investment manager's Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov.

Net Asset Value

The fund's NAV is available daily on our Web site at www.MontgomeryStreetIncome.com or visit our Direct Link www.cef.scudder.com. The fund's NAV is published weekly on Monday and the fund's market value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is also published daily in The New York Times and weekly in Barron's. The fund's NAV is also published weekly in Barron's.

Securities Lending Program

Effective January 1, 2005, the fund intends to commence a securities lending program. Under the program, the fund may lend its portfolio securities to institutional borrowers to the extent permitted by the 1940 Act and the rules and interpretations of the Securities and Exchange Commission under the 1940 Act. The fund retains beneficial ownership of the securities it loans and continues to receive interest and dividends paid on the securities and to participate in any changes in the market value of the securities. The fund requires the borrower of the securities to maintain collateral with the fund in the form of cash and/or government securities at least equal to the market value of the securities on loan. The fund receives compensation for lending its securities either in the form of fees from the borrower or by earning interest or dividends on invested cash collateral net of amounts rebated to the borrower and fees paid to the lending agent. The fund currently intends to invest any cash collateral in a money market fund managed by the fund's investment advisor, for which management the investment advisor will receive advisory and other fees. Either the fund or the borrower may terminate a loan at any time. Voting rights generally pass to the borrower with the loaned securities; however, the fund is required to call the loan to vote on any material events affecting the fund's investment. There may be risks of delay in recovery of the loaned securities, or even loss of rights in the collateral, should the borrower fail financially. The fund is also subject to operational and regulatory risks related to the program and risks associated with the investment of cash collateral, including, but not limited to, interest rate, credit and liquidity risk.

Investment Objectives and Policies

Investment Objectives

Your fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), investing and reinvesting its assets in a portfolio of selected securities. The fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

Principal Investment Policies Effective as of December 31, 2004

Investment of your fund is guided by the following principal investment policies:

Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income producing securities.1 1 The fund will provide stockholders with at least 60 days' notice prior to making any changes to this 80% investment policy.

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; US government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in other US or foreign straight debt securities; convertible securities; and preferred stocks.

Not more than 25% of total assets may be invested in securities of any one industry (finance companies as a whole are not considered an "industry" for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than US government or agency securities.

The fund may invest money pursuant to repurchase agreements so long as the fund is initially wholly secured with collateral consisting of securities in which the fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% — and be as to any one borrower more than 5% — of the fund's total assets.

The fund may lend its portfolio securities to the extent permitted under the 1940 Act, as it may be amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or less or that at the time of purchase, the fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the fund's total assets.

Subject to adoption of Board guidelines, the fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the fund's obligations under such instruments may not exceed the market value of the fund's assets not subject to the 30% basket.

It is the intention of the fund to invest exclusively in non-voting securities. Under normal circumstances, the fund does not intend to exercise conversion, exchange or other rights to purchase common stock or other equity securities, or otherwise to hold voting securities. In the unlikely event that the fund does come into possession of any voting securities, the fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so.

Investment Policies Clarified Effective January 1, 2005:

On October 15, 2004, the Board of Directors clarified the principal investment policies listed on page 13 to read as follows, effective as of January 1, 2005 (additions are underlined, and deletions are ~~struckout~~):

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities), including US dollar-denominated debt securities of foreign issuers, rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; US government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in other US or foreign ~~securities that are~~ straight debt securities;~~, whether or not rated,~~ convertible securities; and preferred stocks.

Investment Portfolio as of December 31, 2004

	Principal Amount ($)	Value ($)

Corporate Bonds 47.0%
Consumer Discretionary 5.6%
Adesa, Inc., 7.625%, 6/15/2012	120,000	126,600
Auburn Hills Trust, 12.375%, 5/1/2020	103,000	161,552
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	145,000	146,088
Cablevision Systems New York Group, 144A, 6.669%*, 4/1/2009	160,000	169,600
Caesars Entertainment, Inc., 9.375%, 2/15/2007	145,000	159,863
Carrols Corp., 144A, 9.0%, 1/15/2013	40,000	41,400
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	86,000	106,046
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	1,326,000	1,548,938
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	55,000	54,863
CSC Holdings, Inc., 7.875%, 12/15/2007	200,000	214,500
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	260,000	265,552
Dex Media East LLC/Financial, 12.125%, 11/15/2012	556,000	677,625
DIMON, Inc.:
7.75%, 6/1/2013	75,000	78,750
Series B, 9.625%, 10/15/2011	395,000	432,525
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012	95,000	98,800
Series D, 9.0%, 5/1/2009	110,000	108,900
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	170,000	172,125
Foot Locker, Inc., 8.5%, 1/15/2022	125,000	137,500
Friendly Ice Cream Corp., 8.375%, 6/15/2012	215,000	210,969
General Motors Corp., 8.25%, 7/15/2023	190,000	197,918
Jacobs Entertainment Co., 11.875%, 2/1/2009	335,000	378,550
Kellwood Co., 7.625%, 10/15/2017	85,000	93,482
Mediacom LLC, 9.5%, 1/15/2013	265,000	265,994
MGM MIRAGE:
8.375%, 2/1/2011	285,000	321,337
9.75% , 6/1/2007	45,000	49,950
NCL Corp., 144A, 10.625%, 7/15/2014	185,000	185,000
PEI Holding, Inc., 11.0%, 3/15/2010	215,000	250,475
Petro Stopping Centers, 9.0%, 2/15/2012	290,000	306,675
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	130,000	142,025
PRIMEDIA, Inc.:
7.665%*, 5/15/2010	245,000	259,700
8.875%, 5/15/2011	185,000	195,637
Rent-Way, Inc., 11.875%, 6/15/2010	95,000	106,994
Restaurant Co., 11.25%, 5/15/2008	167,930	170,029
Schuler Homes, Inc., 10.5%, 7/15/2011	235,000	267,312
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	400,000	425,000
8.75%, 12/15/2011	145,000	157,869
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	270,000	287,887
Toys "R" Us, Inc.:
7.375%, 10/15/2018	345,000	319,125
7.875%, 4/15/2013	145,000	143,912
TRW Automotive, Inc., 11.0%, 2/15/2013	265,000	319,325
United Auto Group, Inc., 9.625%, 3/15/2012	190,000	209,950
Venetian Casino Resort LLC, 11.0%, 6/15/2010	205,000	233,956
Virgin River Casino Corp., 144A, 9.0%, 1/15/2012	10,000	10,400
Visteon Corp.:
7.0%, 3/10/2014	130,000	124,150
8.25%, 8/1/2010	170,000	178,075
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	165,000	175,725
Williams Scotsman, Inc., 9.875%, 6/1/2007	275,000	275,000
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011	145,000	144,275
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	345,000	341,550
		11,449,473
Consumer Staples 0.6%
Agrilink Foods, Inc., 11.875%, 11/1/2008	46,000	47,898
Church & Dwight Co., Inc., 144A, 6.0%, 12/15/2012	155,000	157,712
Duane Reade, Inc., 144A, 7.01%*, 12/15/2010	55,000	55,825
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	70,000	72,450
Pinnacle Foods Holding Corp.:
144A, 8.25%, 12/1/2013	40,000	38,100
144A, 8.25%, 12/1/2013	175,000	166,687
Standard Commercial Corp., 8.0%, 4/15/2012	140,000	143,850
Swift & Co., 12.5%, 1/1/2010	165,000	186,450
VICORP Restaurants, Inc., 10.5%, 4/15/2011	100,000	100,500
Wornick Co., 10.875%, 7/15/2011	150,000	162,750
		1,132,222
Energy 4.5%
Avista Corp., 9.75%, 6/1/2008	265,000	307,257
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	750,000	891,442
Chesapeake Energy Corp.:
6.875%, 1/15/2016	135,000	141,412
9.0%, 8/15/2012	140,000	159,950
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	125,000	124,375
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	225,000	251,438
Edison Mission Energy, 7.73%, 6/15/2009	400,000	430,000
El Paso Production Holding Corp., 7.75%, 6/1/2013	175,000	183,313
Enterprise Products Operating LP, 6.375%, 2/1/2013	2,000,000	2,143,652
FirstEnergy Corp., Series C, 7.375%, 11/15/2031	2,000,000	2,283,968
National Fuel Gas Co., 6.7%, 11/21/2011	1,000,000	1,108,575
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	215,000	218,225
Southern Natural Gas, 8.875%, 3/15/2010	155,000	173,600
Stone Energy Corp.:
144A, 6.75%, 12/15/2014	70,000	69,825
8.25%, 12/15/2011	245,000	264,600
Williams Cos., Inc.:
8.125%, 3/15/2012	255,000	294,525
8.75%, 3/15/2032	160,000	183,800
		9,229,957
Financials 10.9%
Agfirst Farm Credit Bank, 8.393%*, 12/15/2016	1,500,000	1,727,343
Ahold Finance USA, Inc., 6.25%, 5/1/2009	165,000	171,600
American General Finance Corp.:
2.75%, 6/15/2008	1,775,000	1,706,538
Series H, 4.0%, 3/15/2011	1,150,000	1,115,276
AmeriCredit Corp., 9.25%, 5/1/2009	345,000	370,013
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014 (REIT)	260,000	267,800
Capital One Bank, 4.875%, 5/15/2008	40,000	41,081
Downey Financial Corp., 6.5%, 7/1/2014	1,600,000	1,665,456
Duke Capital LLC, 4.302%, 5/18/2006	800,000	809,656
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	280,000	301,000
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	300,000	353,868
Ford Motor Credit Co.:
5.8%, 1/12/2009	486,000	496,761
6.875%, 2/1/2006	2,272,000	2,340,614
FPL Group Capital, Inc., 4.086%, 2/16/2007	785,000	793,316
General Motors Acceptance Corp.:
5.625%, 5/15/2009	740,000	740,027
6.875%, 9/15/2011	478,000	489,851
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	536,000	530,391
HSBC Bank USA:
3.875%, 9/15/2009	510,000	505,554
5.875%, 11/1/2034	250,000	253,149
JPMorgan Chase & Co., 5.125%, 9/15/2014	345,000	347,263
MBNA America Bank NA, 6.75%, 3/15/2008	330,000	355,903
Morgan Stanley, 4.0%, 1/15/2010	521,000	515,081
NiSource Finance Corp., 7.875%, 11/15/2010	1,500,000	1,763,368
North Front Pass-Through Trust, 144A, 5.81%*, 12/15/2024	750,000	762,686
OMX Timber Finance Investments LLC, 144A, 5.54%*, 1/29/2020	1,000,000	994,040
Poster Financial Group, Inc., 8.75%, 12/1/2011	205,000	210,638
PXRE Capital Trust I, 8.85%, 2/1/2027	185,000	185,000
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	120,000	142,500
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,105,000	1,085,209
Republic New York Corp., 5.875%, 10/15/2008	285,000	303,348
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	115,000	122,188
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	190,000	166,725
UGS Corp., 144A, 10.0%, 6/1/2012	175,000	199,063
Universal City Development, 11.75%, 4/1/2010	260,000	307,125
Universal City Florida Holding Co., 144A, 7.2%*, 5/1/2010	50,000	52,000
		22,191,431
Health Care 1.6%
AmerisourceBergen Corp., 7.25%, 11/15/2012	70,000	78,225
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	170,000	170,850
Curative Health Services, Inc., 10.75%, 5/1/2011	60,000	53,700
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	140,000	144,550
Health Care Service Corp., 144A, 7.75%, 6/15/2011	1,500,000	1,755,003
HEALTHSOUTH Corp., 10.75%, 10/1/2008	235,000	247,925
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	120,000	121,200
Interactive Health LLC, 144A, 8.0%, 4/1/2011	145,000	126,150
National Mentor, Inc., 144A, 9.625%, 12/1/2012	50,000	53,125
Tenet Healthcare Corp., 6.375%, 12/1/2011	510,000	473,025
		3,223,753
Industrials 3.4%
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	478,000	449,320
AMI Semiconductor, Inc., 10.75%, 2/1/2013	112,000	131,600
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	676,498	734,294
Browning-Ferris Industries:
7.4%, 9/15/2035	105,000	91,875
9.25%, 5/1/2021	105,000	111,825
Cenveo Corp., 7.875%, 12/1/2013	185,000	172,050
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	95,000	106,400
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	300,000	322,500
Collins & Aikman Products, 10.75%, 12/31/2011	170,000	173,400
Cornell Companies, Inc., 10.75%, 7/1/2012	200,000	213,750
Corrections Corp. of America, 9.875%, 5/1/2009	225,000	249,750
Dana Corp., 7.0%, 3/1/2029	265,000	264,337
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	45,000	45,000
Erico International Corp., 8.875%, 3/1/2012	175,000	183,750
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	255,000	288,150
Joy Global, Inc., Series B, 8.75%, 3/15/2012	15,000	16,800
Kansas City Southern:
7.5%, 6/15/2009	310,000	325,500
9.5%, 10/1/2008	160,000	181,800
Laidlaw International, Inc., 10.75%, 6/15/2011	170,000	198,475
Millennium America, Inc.:
7.625%, 11/15/2026	280,000	275,800
9.25%, 6/15/2008	265,000	301,437
Sea Containers Ltd., 10.5%, 5/15/2012	85,000	89,463
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	160,000	160,000
Ship Finance International Ltd., 8.5%, 12/15/2013	195,000	200,850
SPX Corp.:
6.25%, 6/15/2011	45,000	47,475
7.5%, 1/1/2013	250,000	271,250
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	80,000	80,600
10.375%, 7/1/2012	190,000	212,800
Texas Genco LLC, 144A, 6.875%, 12/15/2014	210,000	217,088
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	120,000	140,400
United Rentals North America, Inc.:
6.5%, 2/15/2012	205,000	199,875
7.0%, 2/15/2014	170,000	158,950
7.75%, 11/15/2013	145,000	142,100
Westlake Chemical Corp., 8.75%, 7/15/2011	83,000	93,790
		6,852,454
Information Technology 0.4%
Activant Solutions, Inc., 10.5%, 6/15/2011	165,000	177,375
Itron, Inc., 144A, 7.75%, 5/15/2012	170,000	172,975
Lucent Technologies, Inc., 6.45%, 3/15/2029	465,000	420,825
		771,175
Materials 2.9%
ARCO Chemical Co., 9.8%, 2/1/2020	640,000	729,600
Caraustar Industries, Inc., 9.875%, 4/1/2011	100,000	108,500
Dayton Superior Corp., 10.75%, 9/15/2008	170,000	181,900
Georgia-Pacific Corp.:
8.0%, 1/15/2024	410,000	475,600
9.375%, 2/1/2013	230,000	267,950
Hercules, Inc.:
6.75%, 10/15/2029	170,000	175,525
11.125%, 11/15/2007	220,000	261,800
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	215,000	255,850
Huntsman LLC, 11.625%, 10/15/2010	240,000	283,800
IMC Global, Inc., 10.875%, 8/1/2013	100,000	125,000
International Steel Group, Inc., 6.5%, 4/15/2014	345,000	370,012
Lubrizol Corp., 6.5%, 10/1/2034	689,000	701,717
Omnova Solutions, Inc., 11.25%, 6/1/2010	235,000	264,375
Owens-Brockway Glass Container, 8.25%, 5/15/2013	115,000	126,500
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	85,000	78,519
11.125%, 9/1/2009	200,000	218,000
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	115,000	118,450
TriMas Corp., 9.875%, 6/15/2012	405,000	429,300
United States Steel LLC:
9.75%, 5/15/2010	207,000	235,980
10.75%, 8/1/2008	35,000	41,213
Weyerhaeuser Co., 6.875%, 12/15/2033	455,000	509,371
		5,958,962
Telecommunication Services 2.6%
AT&T Corp.:
9.05%, 11/15/2011	220,000	253,275
9.75%, 11/15/2031	210,000	250,687
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	728,000	773,475
BellSouth Corp., 5.2%, 9/15/2014	525,000	535,092
Cincinnati Bell, Inc., 8.375%, 1/15/2014	550,000	556,875
Dobson Cellular Systems, Inc., 144A, 6.96%*, 11/1/2011	75,000	77,625
GCI, Inc., 7.25%, 2/15/2014	180,000	180,000
Insight Midwest LP, 9.75%, 10/1/2009	105,000	109,988
MCI, Inc., 8.735%, 5/1/2014	455,000	489,125
Nextel Communications, Inc., 5.95%, 3/15/2014	155,000	160,425
Nextel Partners, Inc., 8.125%, 7/1/2011	190,000	210,900
Northern Telecom Capital, 7.875%, 6/15/2026	210,000	207,900
PanAmSat Corp., 144A, 9.0%, 8/15/2014	300,000	334,875
Qwest Corp.:
7.25%, 9/15/2025	1,125,000	1,094,062
144A, 7.875%, 9/1/2011	115,000	124,775
		5,359,079
Utilities 14.5%
AES Corp., 144A, 8.75%, 5/15/2013	100,000	113,625
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	150,000	167,625
American Electric Power Co., Inc., Series A, 6.125%, 5/15/2006	1,726,000	1,788,797
Appalachian Power Co., 6.8%, 3/1/2006	1,000,000	1,039,595
Cleveland Electric Illuminating Co., 5.65%, 12/15/2013	635,000	658,566
CMS Energy Corp., 8.5%, 4/15/2011	90,000	102,263
Consolidated Edison, Inc., 8.125%, 5/1/2010	1,115,000	1,321,977
Consumers Energy Co., 6.25%, 9/15/2006	2,500,000	2,610,148
Dayton Power & Light Co., 144A, 5.125%, 10/1/2013	890,000	909,297
DPL, Inc., 6.875%, 9/1/2011	405,000	442,313
DTE Energy Co., Series A, 6.65%, 4/15/2009	1,275,000	1,393,071
Duke Energy Corp., Series D, 7.375%, 3/1/2010	1,500,000	1,704,830
Kansas City Power & Light Co., 7.125%, 12/15/2005	1,300,000	1,346,778
Midwest Generation LLC, 8.75%, 5/1/2034	125,000	141,875
New York State Gas & Electric, 4.375%, 11/15/2007	1,240,000	1,259,914
NorthWestern Corp., 144A, 5.875%, 11/1/2014	135,000	138,101
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	530,000	577,700
Pacific Gas & Electric Co., 6.05%, 3/1/2034	695,000	721,838
PP&L Capital Funding, 7.75%, 4/15/2005	2,000,000	2,023,932
Progress Energy, Inc., 6.75%, 3/1/2006	2,050,000	2,127,195
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	195,000	222,544
10.0%, 10/1/2009	180,000	212,850
PSI Energy, Inc.:
8.57%, 12/27/2011	1,250,000	1,540,065
8.85%, 1/15/2022	1,225,000	1,646,182
Puget Energy, Inc., 7.02%, 12/1/2027	1,000,000	1,164,835
Rochester Gas & Electric, 6.375%, 9/1/2033	1,600,000	1,763,200
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	250,000	266,875
Xcel Energy, Inc., 7.0%, 12/1/2010	2,000,000	2,254,460
		29,660,451
Total Corporate Bonds (Cost $93,365,783)		95,828,957

Foreign Bonds — US$ Denominated 7.7%
Consumer Discretionary 0.7%
Grupo Posadas SA de CV, 144A, Series A, 8.75%, 10/4/2011	55,000	58,713
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	275,000	310,750
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	255,000	293,250
Shaw Communications, Inc.:
7.25%, 4/6/2011	130,000	143,325
8.25%, 4/11/2010	345,000	392,437
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	120,000	124,500
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	170,000	164,475
		1,487,450
Consumer Staples 0.4%
Burns Philip Capital Property Ltd., 10.75%, 2/15/2011	170,000	191,250
Fage Dairy Industry SA, 9.0%, 2/1/2007	425,000	427,125
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	100,000	104,500
		722,875
Energy 0.7%
Gazprom OAO, 144A, 9.625%, 3/1/2013	290,000	342,200
Luscar Coal Ltd., 9.75%, 10/15/2011	230,000	261,050
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	610,000	695,400
Secunda International Ltd., 144A, 9.76%*, 9/1/2012	145,000	142,100
		1,440,750
Financials 1.8%
Conproca SA de CV, 12.0%, 6/16/2010	125,000	157,500
Deutsche Telekom International Finance BV, 8.75%, 6/15/2030	650,000	858,298
Eircom Funding, 8.25%, 8/15/2013	210,000	232,050
Korea First Bank, 144A, 5.75%*, 3/10/2013	279,000	290,155
Mizuho Financial Group, 8.375%, 12/29/2049	1,255,000	1,375,354
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	155,000	140,663
QBE Insurance Group Ltd., 144A, 5.647%*, 7/1/2023	610,000	599,127
		3,653,147
Health Care 0.1%
Biovail Corp., 7.875%, 4/1/2010	170,000	175,950
Elan Financial PLC, 144A, 7.75%, 11/15/2011	65,000	69,225
		245,175
Industrials 0.7%
CP Ships Ltd., 10.375%, 7/15/2012	205,000	236,519
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	420,000	447,300
11.75%, 6/15/2009	245,000	249,594
12.5%, 6/15/2012	120,000	140,100
LeGrand SA, 8.5%, 2/15/2025	125,000	147,500
Stena AB:
144A, 7.0%, 12/1/2016	120,000	118,800
9.625%, 12/1/2012	110,000	124,300
Tyco International Group SA, 6.75%, 2/15/2011	28,000	31,382
		1,495,495
Information Technology 0.2%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	250,000	247,500
Magnachip Semiconductor SA:
144A, 6.875%, 12/15/2011	60,000	61,800
144A, 8.0%, 12/15/2014	55,000	57,338
		366,638
Materials 0.9%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	165,000	169,538
Cascades, Inc.:
7.25%, 2/15/2013	265,000	280,900
144A, 7.25%, 2/15/2013	10,000	10,600
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	240,000	238,800
Citigroup Global (Severstal), 8.625%, 2/24/2009	24,000	24,098
Crown Euro Holdings SA, 10.875%, 3/1/2013	165,000	195,112
ISPAT Inland ULC, 9.75%, 4/1/2014	182,000	224,770
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	125,000	136,563
Tembec Industries, Inc., 8.5%, 2/1/2011	590,000	592,950
		1,873,331
Sovereign Bonds 0.5%
Aries Vermogensverwaltung GmbH, 144A, Series C, 9.6%, 10/25/2014	250,000	307,500
Federative Republic of Brazil, 8.875%, 10/14/2019	225,000	237,150
Republic of Turkey:
7.25%, 3/15/2015	140,000	143,850
9.0%, 6/30/2011	145,000	165,662
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	150,000	126,495
		980,657
Telecommunication Services 1.2%
Axtel SA, 11.0%, 12/15/2013	225,000	242,437
Embratel, Series B, 11.0%, 12/15/2008	170,000	193,800
Inmarsat Finance PLC, 7.625%, 6/30/2012	195,000	202,800
Innova S. de R.L., 9.375%, 9/19/2013	155,000	176,313
INTELSAT, 6.5%, 11/1/2013	190,000	172,900
Millicom International Cellular SA, 144A, 10.00%, 12/1/2013	310,000	324,337
Mobifon Holdings BV, 12.5% , 7/31/2010	40,000	47,450
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	170,000	173,400
Nortel Networks Corp., 6.875%, 9/1/2023	155,000	145,700
Nortel Networks Ltd., 6.125%, 2/15/2006	570,000	579,975
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	160,000	158,400
		2,417,512
Utilities 0.5%
PacifiCorp Australia LLC, 144A, 6.15%, 1/15/2008	1,000,000	1,067,280
Total Foreign Bonds — US$ Denominated (Cost $15,153,042)		15,750,310

Asset Backed 7.9%
Automobile Receivables 1.2%
Drive Auto Receivables Trust, "A4", Series 2002-1, 144A, 4.09%, 1/15/2008	775,000	779,341
MMCA Automobile Trust, "A4", Series 2002-2, 4.3%, 3/15/2010	1,585,189	1,590,943
		2,370,284
Credit Card Receivables 3.9%
Bank One Issuance Trust, "A1", Series 2002-A1, 2.59%*, 1/15/2010	8,000,000	8,018,657
Home Equity Loans 2.2%
Asset Backed Securities Corp. Home Equity, "A", Series 2003-HE2, 144A, 7.0%, 4/17/2033	43,330	43,439
Park Place Securities NIM Trust, "A", Series 2004-MCW1, 144A, 4.458%, 9/25/2034	691,667	691,666
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,249,079	1,301,279
Sail Net Interest Margin Notes, "A", Series 2004-4A, 144A, 5.0%, 4/27/2034	1,239,579	1,244,855
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029	1,130,637	1,128,805
		4,410,044
Industrials 0.6%
Delta Air Lines, Inc., "G-2", Series 2002-1, 6.417%, 7/2/2012	1,230,000	1,284,026
Total Asset Backed (Cost $16,136,592)		16,083,011

US Government Backed 11.1%
US Treasury Bond, 6.0%, 2/15/2026	2,114,000	2,421,604
US Treasury Note:
1.5%, 3/31/2006	13,290,000	13,073,001
3.25%, 1/15/2009	1,746,000	1,730,859
7.0%, 7/15/2006	5,027,000	5,329,796
Total US Government Backed (Cost $22,319,619)		22,555,260

US Government Agency Sponsored Pass-Throughs 24.7%
Federal Home Loan Mortgage Corp., 6.0%, 5/1/2017	2,451,415	2,567,768
Federal National Mortgage Association:
4.5%, 5/1/2018 (c)	9,000,000	8,969,058
5.0%, 1/1/2018 (c)	13,000,000	13,203,125
6.0% with various maturities from 1/1/2023 until 6/1/2032 (c)	13,817,524	14,289,320
6.5% with various maturities from 5/1/2017 until 5/1/2030 (c)	10,169,443	10,671,088
7.5%, 2/1/2033	95,352	100,351
9.0%, 5/1/2009	527,846	569,327
Total US Government Agency Sponsored Pass-Throughs (Cost $50,288,668)		50,370,037

Commercial and Non-Agency Mortgage-Backed Securities 3.3%
Bank of America-First Union Commercial Mortgage, Inc., "A1", Series 2001-3, 4.89%, 4/11/2037	749,416	766,312
Countrywide Alternative Loan Trust, "1A1", Series 2004-J8, 7.0%, 9/25/2034	999,840	1,044,936
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	651,888	693,152
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	621,466	657,476
GS Mortgage Securities Corp. II, "A2A", Series 2003-C1, 3.59%, 1/10/2040	689,000	685,794
Master Alternative Loan Trust:
"3A1", Series 2004-5, 6.5%, 6/25/2034	659,335	686,327
"8A1", Series 2004-3, 7.0%, 4/25/2034	414,640	433,168
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	343,110	355,977
Wachovia Bank Commercial Mortgage Trust, "A5", Series 2004-C11, 5.22%, 1/15/2041	1,450,000	1,492,855
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $6,852,335)		6,815,997

Collateralized Mortgage Obligations 6.5%
Fannie Mae Whole Loan:
"2A", Series 2002-W1, 7.5%, 2/25/2042	602,145	643,279
"5A", Series 2004-W2, 7.5%, 3/25/2044	1,147,447	1,228,255
Federal Home Loan Mortgage Corp.:
"LC", Series 2682, 4.5%, 7/15/2032	865,000	835,796
"ME", Series 2691, 4.5%, 4/15/2032	1,305,000	1,248,763
"EG", Series 2836, 5.0%, 12/15/2032	895,000	887,440
"PD", Series 2844, 5.0%, 12/15/2032	1,640,000	1,623,098
"PQ", Series 2844, 5.0%, 5/15/2023	1,540,000	1,586,539
"TE", Series 2780, 5.0%, 1/15/2033	1,130,000	1,123,528
"TE", Series 2881, 5.0%, 7/15/2033	870,000	862,029
"CH", Series 2390, 5.5%, 12/15/2016	590,000	611,851
"LA", Series 1343, 8.0%, 8/15/2022	423,093	445,323
Federal National Mortgage Association:
"QC", Series 2002-11, 5.5%, 3/25/2017	855,000	889,042
"A2", Series 2002-T19, Grantor Trust, 7.0%, 7/25/2042	290,081	307,394
"A1", Series 2001-T7, 7.5%, 2/25/2041	833,282	892,102
Total Collateralized Mortgage Obligations (Cost $13,129,892)		13,184,439

Municipal Investments 7.8%
Delaware, NJ, Port Authority Revenue, Port District Project, Series A, 7.46%, 1/1/2011 (b)	1,000,000	1,157,840
Fultondale, AL, Core City, General Obligation, 6.4%, 2/1/2022 (b)	1,340,000	1,444,118
Guin, AL, County General Obligation, Series B, 8.25%, 6/1/2027 (b)	1,515,000	1,785,609
Idaho, Higher Education Revenue, Nazarene College Facilities, 8.34%, 11/1/2016 First Security Bank (d)	1,000,000	1,065,390
Illinois, State General Obligation, 4.95%, 6/1/2023	665,000	646,187
Metropolitan Washington, DC, Apartment Authority System, Series C, 5.39%, 10/1/2015 (b)	1,365,000	1,400,790
Pell City, AL, Core City General Obligation, 5.4%, 8/1/2017 (b)	1,385,000	1,384,308
Reeves County, TX, County General Obligation Lease, Certificate of Participation, Series IBC, 7.25%, 6/1/2011 (b)	1,040,000	1,082,567
Richmond, CA, General Obligation, Limited Pension Obligations, Series A, 7.19%, 8/1/2009 (b)	1,070,000	1,208,019
St. Paul, MN, Sales & Special Tax Revenue, Series A, 6.94%, 11/1/2019 (b)	2,000,000	2,181,720
Texas, Multi Family Housing Revenue, Housing & Community Affairs Multi-Family, 6.85%, 12/1/2020 (b)	1,500,000	1,614,660
Washington, Industrial Development Revenue, 4.0%, 10/1/2012 (b)	915,000	883,259
Total Municipal Investments (Cost $15,955,935)		15,854,467

Convertible Bonds 0.1%
DIMON, Inc., 6.25%, 3/31/2007	240,000	225,000
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	40,000	39,600
Total Convertible Bond (Cost $255,763)		264,600
	Shares	Value ($)

Preferred Stock 0.3%
Farm Credit Bank of Texas, 7.561%, Series 1 (Cost $490,000)	490,000	504,088
	Principal Amount ($)	Value ($)

Government National Mortgage Association 1.6%
Government National Mortgage Association:
6.0%, 7/20/2034	1,153,966	1,195,378
6.5% with various maturities from 11/20/2033 until 8/20/2034	2,015,761	2,118,959
Total Government National Mortgage Association (Cost $3,307,257)		3,314,337
	Units	Value ($)

Other Investment 0.0%
Hercules Trust II, (Bond Unit) (Cost $55,060)	90,000	75,600
	Principal Amount ($)	Value ($)

Repurchase Agreement 2.9%
State Street Bank and Trust Co., 1.30%, dated 12/31/2004, to be repurchased at $5,874,728 on 1/3/2005 (e) (Cost $5,874,092)	5,874,092	5,874,092
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $243,184,038) (a)	120.9	246,475,195
Other Assets and Liabilities, Net	(20.9)	(42,670,198)
Net Assets	100.0	203,804,997

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

(a) The cost for federal income tax purposes was $244,744,644. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $1,730,551. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,626,352 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,895,801.

(b) Bond is insured by one of these companies:

Insurance Coverage		As a % of total investment portfolio
AMBAC	AMBAC Assurance Corp.	.7
FGIC	Financial Guaranty Insurance Company	.6
FSA	Financial Security Assurance	1.3
MBIA	Municipal Bond Investors Assurance	2.4
RADIAN	RADIAN Asset Assurance, Inc.	.7

(c) Mortgage dollar rolls included.

(d) Security incorporates a letter of credit from a major bank.

(e) Repurchase agreement is collateralized by $4,250,000 US Treasury Bond, 8.75%, maturing on 5/15/2017 with a value of $5,993,269.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments in securities, at value (cost $243,184,038)	$ 246,475,195
Receivable for investments sold	24,327
Interest receivable	2,699,739
Due from Advisor	10,135
Other assets	3,273
Total assets	249,212,669
Liabilities
Payable for Fund shares redeemed	13,612
Payable for investments purchased — mortgage dollar rolls	45,161,688
Deferred mortgage dollar roll income	11,302
Accrued management and investment advisory fee	83,197
Other accrued expenses and payables	137,873
Total liabilities	45,407,672
Net assets, at value	$ 203,804,997
Net Assets
Net assets consist of: Undistributed net investment income	27,098
Net unrealized appreciation (depreciation) on investments	3,291,157
Accumulated net realized gain (loss)	(2,341,954)
Paid-in capital	202,828,696
Net assets, at value	$ 203,804,997
Net Asset Value per share ($203,804,997 ÷ 10,388,517 shares of common stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 19.62

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Interest	$ 10,449,430
Mortgage dollar roll income	1,708,281
Dividends	49,074
Total Income	12,206,785
Expenses: Management and investment advisory fee	940,268
Services to shareholders	34,073
Custodian fees	33,210
Auditing	52,289
Legal	175,573
Directors' fees and expenses	95,679
Reports to shareholders	164,511
NYSE listing fee	22,512
Other	13,878
Total expenses, before expense reductions	1,531,993
Expense reductions	(66,052)
Total expenses, after expense reductions	1,465,941
Net investment income	10,740,844
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investment transactions	3,224,398
Net unrealized appreciation (depreciation) during the period on investments	(1,323,951)
Net gain (loss) on investment transactions	1,900,447
Net increase (decrease) in net assets resulting from operations	$ 12,641,291

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended December 31, 2004
Cash Flows from Operating Activities:
Investment income received	$ 12,067,751
Mortgage dollar roll income	465,454
Payment of operating expenses	(1,485,805)
Proceeds from sales and maturities of investments	909,123,681
Purchases of investments	(904,855,499)
Net purchases, sales and maturities of short-term investments	(2,877,092)
Cash provided (used) by operating activities	$ 12,438,490
Cash Flows from Financing Activities:
Net increase (decrease) in payable for investments purchased — mortgage dollar rolls	$ 360,591
Distributions paid (net of reinvestment of distributions)	(11,858,899)
Cost of shares repurchased	(864,053)
Cash provided (used) by financing activities	(12,362,361)
Increase (decrease) in cash	76,129
Cash at beginning of period*	(76,129)
Cash at end of period	$ —
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 12,641,291
Net increase (decrease) in cost of investments	(1,954,713)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	1,323,951
(Increase) decrease in receivable for investments sold	157,720
(Increase) decrease in interest receivable	366,981
(Increase) decrease in other assets	(10,151)
Increase (decrease) in payable for investments purchased	(11,513)
Increase (decrease) in deferred mortgage dollar roll income	(65,363)
Increase (decrease) in other accrued expenses and payables	(9,713)
Cash provided (used) by operating activities	$ 12,438,490
Non-Cash Financing Activities:
Reinvestment of distributions	$ 899,869

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income	$ 10,740,844	$ 11,213,776
Net realized gain (loss) on investment transactions	3,224,398	6,475,254
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,323,951)	(2,106,834)
Net increase (decrease) in net assets resulting from operations	12,641,291	15,582,196
Distributions to shareholders from net investment income	(12,757,701)	(13,372,988)
Fund share transactions: Reinvestment of distributions	899,869	945,395
Cost of shares repurchased	(877,655)	(460,013)
Net increase (decrease) in net assets from Fund share transactions	22,214	485,382
Increase (decrease) in net assets	(94,196)	2,694,590
Net assets at beginning of period	203,899,193	201,204,603
Net assets at end of period (including undistributed net investment income of $27,098 and $134,519, respectively)	$ 203,804,997	$ 203,899,193
Other Information
Shares outstanding at beginning of period	10,383,340	10,357,412
Shares issued to shareholders in reinvestment of distributions	49,177	51,228
Shares repurchased	(44,000)	(25,300)
Net increase (decrease) in Fund shares	5,177	25,928
Shares outstanding at end of period	10,388,517	10,383,340

Financial Highlights

Years Ended December 31,	2004	2003	2002	2001[a]	2000
Selected Per Share Data
Net asset value, beginning of period	$ 19.64	$ 19.43	$ 19.00	$ 18.83	$ 18.37
Income (loss) from investment operations: Income[b]	1.18	1.20	1.36	1.45	1.48
Operating expenses[b]	(.14)	(.12)	(.14)	(.14)	(.13)
Net investment income[b]	1.04	1.08	1.22	1.31	1.35
Net realized and unrealized gain (loss) on investment transactions	.17	.42	.54	.20	.46
Total from investment operations	.1.21	1.50	1.76	1.51	1.81
Less distributions from: Net investment income	(1.23)	(1.29)	(1.33)	(1.34)	(1.35)
Net asset value, end of period	$ 19.62	$ 19.64	$ 19.43	$ 19.00	$ 18.83
Per share market value, end of period	$ 18.36	$ 18.55	$ 19.02	$ 18.53	$ 17.38
Price range on New York Stock Exchange for each share of Common Stock outstanding during the period (Unaudited): High ($)	19.39	20.45	19.67	19.95	17.38
Low ($)	16.55	17.50	17.91	17.65	15.06
Total Return
Based on market value (%)[c]	5.82	4.53	10.12	14.57	21.65
Based on net asset value (%)[c]	6.86[e]	8.22	9.71	8.49	11.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	204	204	201	196	193
Ratio of expenses before expense reductions (%)	.75	.63	.72	.71	.69
Ratio of expenses after expense reductions (%)	.72	.63	.72	.71	.69
Ratio of net investment income (%)	5.26	5.47	6.36	6.78	7.32
Portfolio turnover rate (%)[d]	149	160	259	143	131

a As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $0.03, increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets from 6.92% to 6.78%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

b Based on average shares outstanding during the period.

c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

d The portfolio turnover rates excluding mortgage dollar roll transactions are stated in the Financial Highlights. The portfolio turnover rates including mortgage dollar roll transactions were 376%, 426%, 520%, 356% and 335%, for the periods ended December 31, 2004, December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000, respectively.

e Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $781,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage-backed securities, foreign-denominated securities and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 38,400
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (781,000)
Unrealized appreciation (depreciation) on investments	$ 1,730,551

In addition, the tax character of distributions paid to shareholders by the Fund is as follows:

	Years Ended December 31,
	2004	2003
Distributions from ordinary income*	$ 12,757,701	$ 13,372,988

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at December 31, 2004. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2004, purchases and sales of investment securities (excluding US Treasury obligations, short-term investments and mortgage dollar roll transactions) aggregated $181,996,159 and $172,709,677, respectively. Purchases and sales of US Treasury obligations aggregated $177,890,874 and $189,920,985, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $544,956,953 and $544,641,953, respectively.

C. Related Parties

Management and Investment Advisory Agreement. Under the Management and Investment Advisory Agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Fund agrees to pay the Advisor for the services rendered, an annual fee, payable monthly, equal to 0.50 of 1% of the value of net assets of the Fund up to and including $100 million; 0.45 of 1% of the value of the net assets of the Fund over $100 million and up to and including $150 million; 0.40 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.35 of 1% of the value of the net assets of the Fund over $200 million.

The Agreement also provides that the Advisor will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) borne by the Fund in any fiscal year in excess of 1.50% of the first $30 million of average net assets and 1.00% of average net assets in excess of $30 million. Further, if annual expenses as defined in the Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Advisor.

For the year ended December 31, 2004, the fees pursuant to the Agreement amounted to $940,268, equivalent to an effective annual rate of 0.46% of the Fund's average monthly net assets.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $75 and $66, respectively.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended December 31, 2004, the amount charged to the Fund by SISC aggregated $23,101, of which $4,156 is unpaid at December 31, 2004.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Reductions

For the year ended December 31, 2004, the Advisor agreed to reimburse the Fund $2,376, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, for the year ended December 31, 2004, the Advisor has voluntarily agreed to reimburse the Fund $63,676 for expenses.

E. Share Repurchases

The Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the year ended December 31, 2004, the Fund purchased 44,000 shares of common stock on the open market at a total cost of $877,655.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Montgomery Street Income Securities, Inc.

We have audited the accompanying statement of assets and liabilities of Montgomery Street Income Securities, Inc. (the Fund), including the investment portfolio, as of December 31, 2004, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Montgomery Street Income Securities, Inc. at December 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 15, 2005
Dividend Reinvestment and Cash Purchase Plan

All registered stockholders of the fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the fund's Common Stock. UMB Bank, N.A. is the agent (the "Plan Agent") for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder's dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder's holdings in the fund. If the fund declares a dividend or capital gains distributions payable either in cash or in stock of the fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $5,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder's account, to Scudder Investments Service Company, the fund's transfer agent or its delegate (the "Transfer Agent"). Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, or by calling 800-294-4366.

For annual report requests, please call Shareholder Services at 800-349-4281 or the Transfer Agent at 800-294-4366.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of Montgomery Street Income Securities, Inc. as of December 31, 2004. Each Director's and Officer's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Director and Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Montgomery Street Income Securities, Inc., 101 California Street, Suite 4500, San Francisco, California 94111. The term of office for each Director is until the next annual meeting of stockholders or until the election and qualification of a successor. Officers are appointed annually by, and serve at the discretion of, the Board of Directors.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held in Public Companies	Number of Funds in Fund Complex Overseen
Richard J. Bradshaw (56) Chairman and Director 1991-present (2004 to present as Chairman)	Executive Director, Cooley Godward LLP (law firm)	1
Maryellie K. Johnson (69) Director 1989-present	Private investor; formerly, Director, London and Overseas Freighters, Ltd. (oil tanker operator) (1989-1998)	1
Wendell G. Van Auken (60) Director 1994-present	General Partner of several venture capital funds affiliated with Mayfield Fund. Directorship: Advent Software (portfolio software company)	1
James C. Van Horne (69) Director 1985-present	A.P. Giannini Professor of Finance, Graduate School of Business, Stanford University. Directorships: Suntron Corporation (electronic manufacturing services) ,Bailard, Biehl & Kaiser Opportunity Fund Group, Inc. (registered investment company). Formerly, Chairman of the Board of the fund (1991-2004)	1
Interested Director
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John T. Packard[1] (71) Director 2001-present	Managing Director, Weiss, Peck & Greer LLC (investment adviser and broker-dealer) (2002-2004)[2]; Advisory Managing Director of the same firm (2000-2002); formerly, Advisory Managing Director, Zurich Scudder Investments, Inc. (the fund's advisor) (1999-2000), Managing Director of the same firm (1985-1998), and President of the fund (1988-2000)	1
Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Julian F. Sluyters[3](44) President and Chief Executive Officer 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of the Scudder Funds (since various dates in 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998), UBS Global Asset Management

n/a
Paul H. Schubert[3] (41) Chief Financial Officer 2004-present	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Global Asset Management's Family of Funds (1994-2004)	n/a
Gary W. Bartlett[4] (45) Vice President 2002-present	Managing Director, Deutsche Asset Management	n/a
Andrew P. Cestone[4] (34) Vice President 2003-present	Managing Director, Deutsche Asset Management	n/a
Bruce A. Rosenblum[5] (44) Vice President and Secretary 2004-present	Director, Deutsche Asset Management (2002-present); prior thereto, Vice President, Deutsche Asset Management (2000-2002), and partner with the law firm of Freedman, Levy, Kroll & Simonds (1994-1999)	n/a
Charles A. Rizzo[6] (46) Treasurer 2003-present	Director, Deutsche Asset Management (2000 to present); formerly, Vice President, Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999)	n/a
Philip Gallo[3] (42) Chief Compliance Officer 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Effective January 1, 2005, Mr. Packard will be designated a Non-Interested Director of the fund. Prior to January 1, 2005, Mr. Packard may have been considered an "interested person" of the fund, as defined in the Investment Company Act of 1940, as amended, by reason of his past relationships with the fund and the Advisor.

2 Effective January 1, 2005, Mr. Packard's principal occupation will be as an Executive Vice President of McWilliams Packard LLC d/b/a Mt. Eden Investment Advisors.

3 Address: 345 Park Avenue, New York, New York

4 Address: 150 South Independence Boulevard, Philadelphia, Pennsylvania

5 Address: One South Street, Baltimore, Maryland

6 Address: Two International Place, Boston, Massachusetts

DIRECTORS

RICHARD J. BRADSHAW

Chairman

MARYELLIE K. JOHNSON

JOHN T. PACKARD

WENDELL G. VAN AUKEN

JAMES C. VAN HORNE

OFFICERS

JULIAN F. SLUYTERS

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer

GARY W. BARTLETT

Vice President

ANDREW P. CESTONE

Vice President

BRUCE A. ROSENBLUM

Vice President and Secretary

CHARLES A. RIZZO

Treasurer

PHILIP GALLO

Chief Compliance Officer

General Information

Investment Manager	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Transfer Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Legal Counsel	Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC Three Embarcadero Center San Francisco, CA 94111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2004, Montgomery Street Income
Securities has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors has determined that the Fund has at least one
"audit committee financial expert" serving on its audit committee: Mr. Wendell
G. Van Auken, Mr. James C. Van Horne, and Mr. John T. Packard. Each of these audit committee members is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the
Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                 MONTGOMERY STREET INCOME SECURITIES FUND, INC.
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
   Fiscal Year       Audit Fees    Audit-Related    Tax Fees       All Other
      Ended            Billed       Fees Billed     Billed to      Fees Billed
   December 31,       to Fund         to Fund         Fund          to Fund
--------------------------------------------------------------------------------
2004                  $56,000          $0            $5,900           $0
--------------------------------------------------------------------------------
2003                  $46,800          $0            $7,500           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                       Audit-Related          Tax Fees           All Other
                        Fees Billed           Billed to        Fees Billed
                        to Adviser           Adviser and      to Adviser and
  Fiscal              and Affiliated         Affiliated         Affiliated
 Year Ended            Fund Service         Fund Service       Fund Service
December 31,            Providers             Providers          Providers
--------------------------------------------------------------------------------
2004                    $347,500               $0                    $0
--------------------------------------------------------------------------------
2003                    $112,900               $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                     Total
                                   Non-Audit
                                Fees billed to
                                  Adviser and
                                Affiliated Fund         Total
                               Service Providers      Non-Audit
                                 (engagements        Fees billed
                                    related        to Adviser and
                                directly to the    Affiliated Fund
                    Total       operations and         Service
                  Non-Audit        financial         Providers
                Fees Billed        reporting         (all other       Total of
   Fiscal         to Fund        of the Fund)       engagements)      (A), (B
 Year Ended
December 31,         (A)              (B)                (C)           and (C)
--------------------------------------------------------------------------------
2004             $5,900               $0              $331,601         $337,501
--------------------------------------------------------------------------------
2003             $7,500               $0             $3,742,000       $3,749,500
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

E&Y  recently advised the Fund's Audit Committee that various E&Y member firms  provided  certain  non-audit  services  to  Deutsche  Bank  entities  and affiliates  (collectively,  the "DB entities")  between 2003 and 2005 that raise issues under the SEC auditor  independence rules. The DB entities are within the
"Investment  Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

First,  E&Y  advised the Audit  Committee that in connection  with providing permitted  expatriate  tax compliance  services for DB entities  during 2003 and
2004,  member firms in China and Japan  ("E&Y  China" and  "E&Y  Japan,"
respectively)  received  funds  from the DB  entities  that  went  into  E&Y
"representative  bank trust  accounts"  and were used to pay the foreign  income taxes of the expatriates.  E&Y has advised the Audit Committee that handling
those  funds  was  in  violation  of  Rule  2-01  of   Regulation   S-X.   (Rule
2-01(c)(4)(viii)  provides that an accountant's  independence is impaired if the accountant has custody of assets of the audit client.)

Second,  E&Y  advised the Audit  Committee that in connection with providing monthly  payroll  services to employees of certain DB entities  from May 2003 to
February 2005, a member firm in Chile ("E&Y  Chile") received funds from the
DB entities that went into an E&Y trust account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit  Committee  that handling those funds was in violation of Rule
2-01 of Regulation S-X.

Third,  E&Y  advised the Audit  Committee that in connection  with providing certain  services in  assisting a DB entity with  various  regulatory  reporting requirements,  a  member  firm in  France  ("E&Y  France")  entered  into an engagement with the DB entity that resulted in E&Y France staff  functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi)  provides that an  accountant's  independence is impaired if the accountant acts as an employee of an audit client.)

The Audit Committee was informed that E&Y China received approximately
$1,500, E&Y Japan received approximately $41,000, E&Y Chile received approximately $12,000 and E&Y France received approximately $100,000 for the services they provided to the DB entities. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar expatriate tax compliance services were provided to a number of
E&Y audit clients unrelated to DB or the Fund, E&Y has advised the SEC and the PCAOB of the independence issues arising from those services. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E&Y professionals responsible for the Fund's audits were not aware that these non-audit services took place, and that the fees charged were not significant to
E&Y overall or to the fees charged to the Investment Company Complex.
E&Y also noted that E&Y China, E&Y Japan and E&Y Chile are no longer providing these services and that the E&Y France engagement has been restructured.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934,
as amended. The registrant's audit committee consists of Wendell G. Van Auken
(Chairman), James C. Van Horne, and John T. Packard.

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting  responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted  consistent with the
Fund's best  economic  interests.  The advisor has adopted its own Proxy  Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this  purpose.  The  Policies  address,  among other  things,  conflicts  of interest that may arise between the interests of the Fund,  and the interests of the advisor and its affiliates,  including the Fund's principal underwriter. The
Guidelines set forth the advisor's general position on various  proposals,  such as:

          o    Shareholder   Rights  --  The  advisor  generally  votes  against
               proposals that restrict shareholder rights.

          o    Corporate   Governance  --  The  advisor   generally   votes  for
               confidential  and  cumulative  voting and  against  supermajority voting requirements for charter and bylaw amendments.

          o    Anti-Takeover   Matters  --  The  advisor   generally  votes  for
               proposals that require  shareholder  ratification of poison pills or  that  request  boards  to  redeem  poison  pills,  and  votes
               "against"  the adoption of poison pills if they are submitted for shareholder  ratification.  The advisor  generally votes for fair price proposals.

          o    Routine   Matters  --  The  advisor   generally   votes  for  the
               ratification  of  auditors,  procedural  matters  related  to the annual meeting,  and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment  companies in accordance with the  recommendations  of an  independent  third-party,  except for  proxies solicited by or with respect to investment companies for which the advisor or an affiliate  serves as investment  advisor or principal  underwriter  ("affiliated investment companies").  The advisor votes affiliated investment company proxies
in  the  same  proportion  as  the  vote  of  the  investment   company's  other
shareholders  (sometimes called "mirror" or "echo" voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the  Guidelines  set forth the advisor's  general  voting  positions on various proposals,  the advisor may,  consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The  Guidelines  on a  particular  issue  may or may  not  reflect  the  view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual  practices of  the  public  companies  within  the  Deutsche  Bank  organization  or of the investment  companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The  advisor  may  consider  the views of a portfolio  company's  management  in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances,  votes proxies in accordance with its Guidelines.  If the advisor departs  from  the  Guidelines  with  respect  to a  particular  proxy or if the
Guidelines do not specifically  address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy,  however,  the  advisor's  conflicts  review  committee  will  conduct an investigation to determine whether any potential  conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines  that the advisor has a material  conflict  of  interest,  or certain individuals on the proxy voting committee

should be recused from  participating in a particular proxy vote, it will inform the  proxy  voting  committee.  If  notified  that the  advisor  has a  material conflict,  or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting  recommendations  of an  independent  third party. Under certain circumstances,  the advisor may not be able to vote proxies or the advisor may find that the expected  economic  costs from voting  outweigh the  benefits  associated  with voting.  For  example,  the advisor may not vote proxies on certain foreign securities due to local restrictions or customs.  The advisor generally does not vote proxies on securities  subject to share blocking restrictions.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

--------------------------------------------------------------------------------
                       (a)             (b)       (c)              (d)
                       Total Number  Average     Total Number     Maximum Number
Period                 of Shares     Price Paid  of Shares        of Shares that
                       Purchased     per Share   Purchased as     May Yet Be
                                                 Part of          Purchased
                                                 Publicly         Under
                                                 Plans Announced  the Plans
                                                 or Programs      or Programs
--------------------------------------------------------------------------------

January 1 through
     January 31, 2004     10,000     $ 18.934       n/a                n/a
February 1 through
     February 29, 2004     4,000     $ 18.842       n/a                n/a
March 1 through
     March 31, 2004           0          $ -        n/a                n/a
April 1 through
     April 30, 2004           0          $ -        n/a                n/a
May 1 through
     May 31, 2004        12,000     $ 17.177        n/a                n/a
June 1 through
     June 30, 2004        1,000     $ 17.861        n/a                n/a
July 1 through
     July 31, 2004            0          $ -        n/a                n/a
August 1 through
     August 31, 2004     13,000     $ 18.578        n/a                n/a
September 1 through
     September 30, 2004       0          $ -        n/a                n/a
October 1 through
     October 31, 2004         0          $ -        n/a                n/a
November 1 through
     November 30, 2004        0          $ -        n/a                n/a
December 1 through
     December 31, 2004    4,000      $ 18.359       n/a                n/a

--------------------------------------------------------------------------------
Total                    44,000      $ 18.265       n/a                n/a
--------------------------------------------------------------------------------

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors does not have a nominating committee or a charter relating to the nomination of Directors. The full Board considers possible candidates to fill vacancies on the Board of Directors, reviews the qualifications of candidates recommended by stockholders and others, and recommends the slate of nominees to be proposed for election by stockholders at the annual meeting. Individuals who would be considered Independent Directors, if elected, are selected and nominated solely by the Independent Directors of the Fund (currently, Messrs. Bradshaw, Van Auken and Van Horne and Ms. Johnson).
In light of the fact that 80% of the Board of Directors is composed of
Independent Directors and the remaining Director (Mr. Packard) is not presently affiliated with the Investment Manager, the Board believes that it is appropriate for the full Board to participate in the consideration of Director candidates. Stockholders wishing to recommend any Director candidate should submit in writing a brief description of the candidate's business experience and other information relevant to the candidate's qualifications to serve as a
Director. Submissions should be addressed to the Chairman of the Board of
Directors, Montgomery Street Income Securities, Inc., 101 California Street,
Suite 4100, San Francisco, CA 94111.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Montgomery Street Income Securities

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Montgomery Street Income Securities

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005